SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

S1 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 812-6200

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 28, 2004, John W. Spiegel was appointed by the Board of Directors of S1 Corporation (the “Company”) to serve as a Director of the Company. There is no arrangement or understanding pursuant to which Mr. Spiegel was selected as a director, and there are no related party transactions between the Company and Mr. Spiegel. Mr. Spiegel is not expected to serve on any committees of the Company’s Board of Directors at this time.

The Company issued a press release regarding Mr. Spiegel’s appointment as a Director on September 29, 2004, which is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press release dated September 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/s/ Richard P. Dobb Richard P. Dobb Vice President, General Counsel and Secretary

Date: October 4, 2004

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated September 29, 2004.